UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2025

OVID THERAPEUTICS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, 14th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 646-661-7661
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.    Other Events.
On June 23, 2025 (the “First Amendment Effective Date”), Ovid Therapeutics Inc. (the “Company”) entered into Amendment No. 1 to Exclusive Patent License Agreement (the “First Amendment”) with Immedica Pharma, AB (“Immedica”), which amended the Exclusive Patent License Agreement between the Company and Marinus Pharmaceuticals, Inc. (“Marinus”), a wholly-owned subsidiary of Immedica since February 2025, dated March 1, 2022 (the “Original Agreement”). Pursuant to the First Amendment, Immedica purchased the ongoing royalty obligations under the Original Agreement for $7.0 million in cash, payable within 10 business days following the First Amendment Effective Date.
Under the Original Agreement, the Company granted Marinus an exclusive, non-transferable, royalty-bearing, sublicensable license under certain of the Company’s patents and patent applications to exploit ganaxolone in the United States and Europe for the treatment of CDKL5 deficiency disorder in humans. Pursuant to the First Amendment, Immedica is also obtaining additional rights to prosecute the licensed patents and the parties are agreeing to enter into a second amendment within six months pursuant to which the field and territory of the Original Agreement will be expanded and Immedica will obtain additional rights to any other patents that are controlled by the Company and necessary or reasonably useful to exploit ganaxolone.
The foregoing description of the material terms of the First Amendment is qualified in its entirety by reference to the complete text of the First Amendment, which the Company intends to file, with confidential terms redacted, with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending on June 30, 2025.
Item 9.01.Financial Statements and Exhibits.
(d) Exhibit

Exhibit No.	Description

99.1	Press Release, dated June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Jeffrey Rona
Jeffrey Rona
Chief Business and Financial Officer (Principal Financial and Accounting Officer)
Dated: June 25, 2025